                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement             [ ]  Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    Pepsi-Cola Puerto Rico Bottling Company
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
          0-11.

     (1)  Title of each class of securities to which transaction applies.

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transactions applies:

          ______________________________________________________________________

     (3) Pre unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

     [ ]  Fee paid previously with preliminary materials:

          ______________________________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement no.:

          ______________________________________________________________________

     (3)  Filing party:

          ______________________________________________________________________

     (4)  Date filed:

          ______________________________________________________________________

                    PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                             Carretera 865 Km. 0.4
                             Bo. Candelaria Arenas
                             Toa Baja, Puerto Rico

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 17, 1999

                               ----------------

TO THE SHAREHOLDERS OF PEPSI-COLA PUERTO RICO BOTTLING COMPANY:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Pepsi-Cola Puerto Rico Bottling Company (the "Company") will be held at the Marriott Biscayne Bay, 1633 N. Bayshore Dr., Miami, Florida on Wednesday, February 17, 1999 at 1:00 p.m. for the following purposes:

  1. To elect eight directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified;

  2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999; and

  3. To consider and act upon such other business as may properly come before the Annual Meeting.

  The close of business on January 14, 1999 has been fixed as the record date for the determination of all shareholders entitled to receive notice of the Annual Meeting and to vote at such meeting for any adjournment thereof.

  PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

                                          By Order of the Board of Directors,

                                          /s/ Brian D. Wenger
                                          -------------------------
                                          BRIAN D. WENGER
                                          Secretary
                                          Dated: January 19, 1999

                    PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                             Carretera 865 Km. 0.4
                             Bo. Candelaria Arenas
                             Toa Baja, Puerto Rico

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 17, 1999

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement is being mailed to shareholders of Pepsi-Cola Puerto Rico Bottling Company (the "Company") on or about January 19, 1999 in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Marriott Biscayne Bay, 1633 N. Bayshore Dr., Miami, Florida on Wednesday, February 17, 1999 at 1:00 p.m. The Annual Meeting has been called for the following purposes: (1) to elect eight directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified; (2) to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999; and (3) to consider and act upon such other business as may properly come before the Annual Meeting.

                           PROXIES AND VOTING RIGHTS

  The voting securities of the Company outstanding on January 14, 1999 consisted of 5,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Shares"), entitling the holders thereof to six votes per share, and 16,690,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Shares"), entitling the holders thereof to one vote per share. Only shareholders of record at the close of business on January 14, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the shares entitled to vote must be present in person or by proxy to constitute a quorum at the Annual Meeting.

  The enclosed proxy is being solicited by the Board of Directors of the Company in order to provide every shareholder with an opportunity to vote on all matters that properly come before the Annual Meeting, whether or not the shareholder attends in person. The Company is bearing the cost of the solicitation of the enclosed proxy. Shares cannot be voted at the Annual Meeting unless the owner of record is present to vote or is represented by a proxy executed in writing by the shareholder or the shareholder's duly authorized attorney-in-fact. When the enclosed proxy is properly signed, dated and returned, the shares represented by the proxy will be voted by the persons named as proxies in accordance with the shareholder's directions. Except as otherwise specified in the proxy, shares will be voted for the election of the nominees for director named herein, for the ratification of the appointment of Arthur Andersen LLP as independent public accountants for the year ending December 31, 1999, and for any other matter that may properly be brought before the Annual Meeting in accordance with the judgment of the person voting the proxy. Any person who has signed and returned a proxy may revoke it at any time before it is exercised by submitting a subsequently executed proxy, by giving notice of revocation to the Secretary of the Company or by voting in person at the Annual Meeting.

  Holders of Class A Shares and Class B Shares generally vote as a single class on all matters submitted to a vote of shareholders at the Annual Meeting, including the election of directors, except for matters where applicable law requires the approval of one or both classes voting separately. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Approval of all other matters at the Annual Meeting requires the affirmative vote of the majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. A quorum must be present at the Annual Meeting for any shareholder action to be effective. After a quorum has been established, a withdrawal of shareholders that reduces the number of shareholders entitled to vote at the meeting below the number required for a quorum does not affect the validity of an adjournment of the meeting or any action taken at the meeting prior to the shareholders' withdrawal. Shares that are not present at the meeting, either in person or by proxy, cannot count towards a quorum. Also, shares are not considered present for quorum purposes if a shareholder attends the meeting only to protest the legality of the meeting. Treasury shares, shares of stock of the Company owned by another corporation the majority of the voting stock of which is owned or controlled by the Company, and shares of stock of the Company that it holds in a fiduciary capacity may not be voted directly or indirectly, at any meeting, and will not be counted in determining the total number of outstanding shares at any time. Abstentions and broker non-votes are not counted in determining the number of votes of the shares voted for or against any nominee for director or any other voting matter. They are, however, counted in determining the presence of a quorum. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on certain items if they have transmitted proxy soliciting material to the beneficial owner of the shares; have not received instructions from beneficial owners; and the broker giving or authorizing the proxy has no knowledge of any contest as to action to be taken at the meeting and the action to be taken at the meeting has been disclosed adequately to the shareholders and does not include authorization for a merger, consolidation, or any matter which may substantially affect the rights and powers of the shares.

                              SECURITY OWNERSHIP

  The Company's Common Stock is currently divided into Class A Shares, each of which is entitled to six votes per share, and Class B Shares, each of which is entitled to one vote per share. Information with respect to beneficial ownership of the Company's Common Stock is based on the Company's records, data supplied to the Company by its shareholders and, with respect to 5% or greater shareholders, Schedule 13D or Schedule 13G filings with the Securities and Exchange Commission.

Class A Shares

  The following table sets forth information regarding the beneficial ownership of all of the Class A Shares outstanding as of December 31, 1998.

                                                                  Percentage
                                                   Number of          of
                                                    Class A        Class A
                                                     Shares         Shares
   Directors, Executive Officers and 5%           Beneficially   Beneficially
   Shareholders                                      Owned         Owned(1)
   ------------------------------------           ------------   ------------
   Pohlad Companies..............................  4,250,000(2)      85.0%
   60 South Sixth Street
   Suite 3800
   Minneapolis, MN 55402
   P-PR Transfer, LLP (3)(4).....................  4,000,000         80.0
   60 South Sixth Street
   Suite 3800
   Minneapolis, MN 55402
   V. Suarez & Co., Inc. (4).....................  1,000,000         20.0
   P.O. Box 364588
   San Juan, Puerto Rico 00936-4588

--------
(1) Based on 5,000,000 total outstanding Class A Shares on December 31, 1998. Because the same shares may be deemed to be beneficially owned by more than one person, the total percentages will exceed 100%.
(2) Pohlad Companies has limited voting control over 4,000,000 of these shares pursuant to the Partnership Agreement of P-PR Transfer, LLP, of which Pohlad Companies is a general partner. Such shares are held directly by P-PR Transfer, LLP. Pohlad Companies has voting control over the remaining 250,000 of these shares pursuant to a Stockholders' Agreement among the Company, P-PR Transfer, LLP and V. Suarez & Co., Inc. Such 250,000 shares are held directly by V. Suarez & Co., Inc. See "Security Ownership--
     Change in Control and Certain Voting Arrangements."
(3) P-PR Transfer, LLP is a Delaware limited liability partnership whose general partners are Pohlad Companies and Beverage, Foods & Service Industries, Inc., a wholly owned subsidiary of PepsiCo, Inc. Certain of the Company's directors and executive officers are also affiliated with Pohlad Companies. The Company is a franchisee of PepsiCo, Inc. See "Security Ownership--Change in Control and Certain Voting Arrangements" and "Certain Relationships and Related Transactions."
(4) P-PR Transfer, LLP and V. Suarez & Co., Inc. constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act and the regulations thereunder, and have filed a joint Schedule 13D disclosing their ownership of the Company's Common Stock. Each disclaims beneficial ownership of the shares of the Company's Common Stock held by the other.

Class B Shares

  The following table sets forth information regarding the beneficial ownership of the Class B Shares outstanding as of December 31, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Class B Shares, (ii) each director and nominee for election as a director,
(iii) each of the executive officers named in the summary compensation table and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated herein, each shareholder has sole voting power and sole dispositive power with respect to the indicated shares.

                                                                   Percentage
                                                   Number of           of
                                                    Class B         Class B
                                                     Shares          Shares
   Directors, Executive Officers and 5%           Beneficially    Beneficially
   Shareholders                                      Owned          Owned(1)
   ------------------------------------           ------------    ------------
   Pohlad Companies..............................  6,328,844(2)       35.1%
   60 South Sixth Street
   Suite 3800
   Minneapolis, MN 55402
   P-PR Transfer, LLP (3)(4).....................  6,328,344(5)       35.1
   60 South Sixth Street
   Suite 3800
   Minneapolis, MN 55402
   Shapiro Capital Management Company, Inc.......  3,391,425          20.3
   3060 Peachtree Rd. NW
   Suite 1555
   Atlanta, GA 30305
   V. Suarez & Co., Inc. (4).....................  1,631,685(6)        9.6
   P.O. Box 364588
   San Juan, Puerto Rico 00936-4588
   Rafael Nin....................................  1,516,667(7)        8.3
   Basil K. Vasiliou.............................     68,920(8)          *
   A. David Velez................................     40,000(7)          *
   David L. Virginia.............................     38,000(9)          *
   Reinaldo Rodriguez............................     10,000(7)          *
   Diego Suarez, Jr..............................      6,400(10)         *
   Christopher E. Clouser........................      1,000(7)          *
   Philip N. Hughes..............................      1,000(7)          *
   John F. Woodhead..............................      1,000(7)          *
   Raymond W. Zehr, Jr...........................      1,000(7)          *
   Robert C. Pohlad..............................        500(11)         *
   Michael D. White..............................          0             *
   All Directors and Executive Officers as a
    Group (14) persons...........................    119,820(12)         *

--------
 * Less than 1%

(1) Based on 16,690,000 total outstanding Class B Shares on December 31, 1998. Because the same shares may be deemed to be beneficially owned by more than one person, the total percentages will exceed 100%.
(2) Pohlad Companies has limited voting control over 6,328,344 of these shares (including 1,360,000 shares issuable pursuant to presently exercisable warrants) pursuant to the Partnership Agreement of P-PR Transfer, LLP, of which Pohlad Companies is a general partner. Such shares are held directly by P-PR Transfer, LLP. The remaining 500 of these shares are held directly by Pohlad Companies. See "Security Ownership -- Change in Control and Certain Voting Arrangements."

(3) P-PR Transfer, LLP is a Delaware limited liability partnership whose general partners are Pohlad Companies and Beverage, Foods & Service Industries, Inc., a wholly owned subsidiary of PepsiCo, Inc. Certain of the Company's directors and executive officers are also affiliated with Pohlad Companies. The Company is a franchisee of PepsiCo, Inc. See "Security Ownership--Change in Control and Certain Voting Arrangements" and "Certain Relationships and Related Transactions."
(4) P-PR Transfer, LLP and V. Suarez & Co., Inc. constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act and the regulations thereunder, and have filed a joint Schedule 13D disclosing their ownership of the Company's Common Stock. Each disclaims beneficial ownership of the shares of the Company's Common Stock held by the other.
(5) Includes 1,360,000 shares which may be purchased pursuant to a warrant.
(6) Includes 340,000 shares which may be purchased pursuant to a warrant.
(7) Consists of shares which may be purchased pursuant to stock options.
(8) Includes 1,000 shares which may be purchased pursuant to stock options. Mr. Vasiliou owns 43,500 Class B Shares through two Investment Retirement Accounts. Mr. Vasiliou's wife, Jane T. Vasiliou, owns 17,000 Class B Shares, of which Mr. Vasiliou has dispositive power. Pursuant to the Jane
    T. Vasiliou Trust, Mr. Vasiliou has dispositive power with respect to 4,000 Class B Shares. Pursuant to the K&S Vasiliou Trust, Mr. Vasiliou has dispositive power with respect to 3,000 Class B Shares. Mr. Vasiliou also beneficially owns 420 Class B Shares of the Company as beneficiary of the Vasiliou & Company, Inc. Retirement Plan.
(9) Includes 20,000 shares which may be purchased pursuant to stock options.
(10) Includes 1,000 shares which may be purchased pursuant to stock options. Mr. Suarez is Chief Executive Officer and a director of V. Suarez & Co., Inc.
(11) Consists of shares held directly by Pohlad Companies. Does not include the shares of Common Stock over which Pohlad Companies exercises voting control. Mr. Pohlad is President, a director and a one-third equity owner of Pohlad Companies, one of the general partners of P-PR Transfer, LLP.
(12) Includes 46,000 shares which may be purchased pursuant to stock options. Does not include the shares of Common Stock held directly by Pohlad Companies or the shares of Common Stock over which Pohlad Companies exercises voting control.

Change in Control and Certain Voting Arrangements

  Change in Control. On July 17, 1998, P-PR Transfer, LLP, a Delaware registered limited liability partnership (the "Partnership"), and V. Suarez & Co., Inc., a Puerto Rico corporation ("Suarez"), purchased an aggregate of 5,000,000 Class A Shares and 6,210,429 Class B Shares of the Company. The Partnership is a joint venture between Pohlad Companies, a holding company including independent Pepsi-Cola bottlers, and Beverages, Foods and Service Industries, Inc., a subsidiary of PepsiCo. Inc. ("BFSI"). The transactions were previously disclosed by the Company in a current report on Form 8-K filed with the Securities and Exchange Commission on July 31, 1998.

  The Partnership purchased the 5,000,000 Class A Shares pursuant to a stock option agreement between Rafael Nin, the Company's former President and Chief Executive Officer, and the holders of the Class A Shares. In consideration of a payment of $23,750,000 to the Company, Mr. Nin assigned the stock option agreement to the Partnership. The Partnership paid the holders of the Class A Shares a total of $5,000,000, or $1.00 per Class A Share, which was the purchase price under the stock option agreement.

  The Partnership purchased a total of 6,210,429 Class B Shares from various shareholders for a total price of $22,543,857, or $3.63 per Class B Share.

  Suarez purchased a total of 1,000,000 Class A Shares and 1,242,085 Class B Shares from the Partnership on July 17, 1998, for a total of $10,258,770.

  The Partnership purchased the Common Stock with funds contributed to the Partnership by its partners. Pohlad Companies' contribution to the partnership consisted of working capital, including funds obtained from an affiliated corporation. BFSI's contribution to the Partnership consisted of working capital obtained from a PepsiCo affiliate. Suarez purchased the Common Stock from the Partnership with working capital.

  In connection with the change in control, the Company issued warrants to the Partnership and Suarez dated July 17, 1998 for the purchase of 1,360,000 Class B Shares and 340,000 Class B Shares, respectively, exercisable at $6.875 per share at any time during a period of seven years and six months after the date of the warrants. The warrants may be transferred and give the holders one demand and unlimited piggyback registration rights.

  Also in connection with the change in control, six of the Company's seven directors resigned on July 17, 1998. Effective July 18, 1998, the size of the Board of Directors was increased to eight members and seven new directors were appointed, each of whom were designated by the Partnership. Also effective July 18, 1998, certain of the Company's officers resigned.

  The Partnership. The purpose of the Partnership is to invest in, acquire ownership interests in, or establish Pepsi-Cola franchised bottlers in the Caribbean region and such other territories as may be agreed upon by the Partners. The capital contributions to the Partnership were 80% by Pohlad Companies and 20% by BFSI, which represent their relative partnership interests. The Partnership is managed by a Management Committee which consists of five individuals, four appointed by Pohlad Companies and one appointed by BFSI. The Management Committee generally acts upon the affirmative vote of a majority of its members, except that certain specified actions by the Partnership require unanimous consent of the Management Committee members.

  The Partnership Agreement provides that the Common Stock owned by the Partnership will be voted so that one member of the Company's Board of Directors will be a person designated by BFSI. Pohlad Companies has the right to designate and vote all of the other Common Stock owned by the Partnership for all of the other members of the Company's Board of Directors, subject to the rules of the NYSE requiring the election of two independent directors.

  BFSI has a right of first refusal to purchase any Common Stock which the Partnership proposes to sell to a third party, for a period of 60 days and on the same terms and conditions as the Partnership proposes to sell such shares. If BFSI does not exercise its right to purchase within the 60-day period, the Partnership may sell the shares to a third party on terms no more favorable than those offered to BFSI. The Partnership Agreement also contains limitations on each partner's ability to transfer its Partnership interests and to assign or transfer voting control over itself except to certain affiliates. In the event that the Partnership's Management Committee becomes deadlocked with respect to certain matters, a buy-sell procedure gives a partner the right to purchase the other partner's interest in the Partnership. In the event that Pohlad Companies acquires BFSI's interest, BFSI and PepsiCo agree to maintain soft drink concentrate pricing and marketing spending at agreed upon levels.

  Suarez Stockholders' Agreement. The Company, the Partnership and Suarez entered into a Stockholders' Agreement dated as of August 5, 1998 (the "Stockholders' Agreement"). Under the Stockholders' Agreement, Suarez has granted to Pohlad Companies the right to vote 250,000 of the Class A Shares held by Suarez (or such lesser number of shares as Suarez may own), so long as Pohlad Companies or an affiliate owns directly or indirectly an equity interest in the Partnership. Pohlad Companies' right to vote such shares applies to all matters except (a) the sale of all or substantially all of the assets or stock of the Company and (b) a plan of merger, exchange or consolidation of the Company with another entity in which transaction the Company is not the surviving entity.

  The Stockholders' Agreement also restricts Suarez from selling, transferring, granting an irrevocable proxy with respect to, assigning, converting any Class A Shares into Class B Shares or in any other way disposing of or granting a security interest in any Class A Shares or Class B Shares, except with the prior written consent of the Partnership or pursuant to the right of first refusal provisions described below.

  Suarez has granted a right of first refusal to the Partnership to purchase all (but not less than all) Class A Shares and Class B Shares which Suarez proposes to sell to a third party, for a period of 45 days and on the same terms and conditions as Suarez proposes to sell such shares, except that the Partnership may elect to pay cash. Suarez has also granted a right of first refusal to the Partnership to purchase any Class A Shares or Class B Shares which Suarez proposes to sell through a broker's transaction in the open market, for a period of 15 days and at a price equal to the average closing price of the Class B Shares for the 10 trading days immediately prior to the date Suarez notifies the Partnership of its intention to sell. Suarez is required to convert Class A Shares into an equivalent number of Class B Shares prior to any such sales. The Company has agreed to register the Class B Shares purchased by a third party pursuant to the provisions of the registration rights described below.

  In the event that the Partnership intends to sell Class A Shares or Class B Shares (other than to an affiliate of Pohlad Companies or through open market sales), Suarez will have the right to sell to the proposed purchaser a pro rata portion of its Class A Shares or Class B Shares, for the same purchase price and on the same terms and conditions as the Partnership receives. Suarez must give the Partnership written notice to exercise its co-sale right within 30 days of receiving the Partnership's written notice of its intention to sell.

  The Stockholders' Agreement includes an agreement by the Company to prepare and file a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the 1,242,085 Class B Shares purchased by Suarez on July 17, 1998, and to use its best efforts to cause such registration statement to become effective on or before August 1, 1999 and to remain effective until Suarez no longer owns such Class B Shares or until Suarez is eligible to sell all of its remaining Class B Shares in a single transaction pursuant to Rule 144 under the Act. The registration rights include standard expense and indemnification provisions.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Election of Directors

  Eight directors are to be elected at the Annual Meeting to serve one-year terms until the next annual meeting of shareholders and until their respective successors are elected and qualified. The persons named in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy:

                            Christopher E. Clouser
                               Philip N. Hughes
                               Robert C. Pohlad
                               Diego Suarez, Jr.
                               Basil K. Vasiliou
                               Michael D. White
                               John F. Woodhead
                             Raymond W. Zehr, Jr.

  The Board of Directors has been informed that all the nominees are willing to serve as directors, but if any of them decline to serve or become unavailable for election as a director at the Annual Meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors accordingly.

  Pursuant to its right under the Partnership Agreement, Pohlad Companies intends to vote the Common Stock held by P-PR Transfer, LLP for each of the nominees named above. P-PR Transfer, LLP holds a sufficient number of Class A Shares and Class B Shares to elect all of the directors. See "Security Ownership-Change in Control and Certain Voting Arrangements."

Information Concerning Nominees and Members of the Board of Directors

  The following table sets forth certain information concerning each of the Company's current directors and the nominee for director:

                                                                       Director
   Name                                                   Age Position  Since
   ----                                                   --- -------- --------
   Christopher E. Clouser................................  46 Director   1998
   Philip N. Hughes......................................  63 Director   1998
   Robert C. Pohlad......................................  44 Director   1998
   Diego Suarez, Jr......................................  44 Director   1998
   Basil K. Vasiliou.....................................  48 Director   1998
   Michael D. White......................................  47 Nominee     --
   John F. Woodhead......................................  59 Director   1998
   Raymond W. Zehr, Jr...................................  52 Director   1998

  The following is a brief description of the business background of each of the current directors and the nominee for director of the Company.

  Christopher E. Clouser has been a Director of the Company since July 1998. Mr. Clouser has served as Senior Vice President--Administration of Northwest Airlines, Inc. since September 1996. He joined Northwest in April 1991. Mr. Clouser has previously held officer positions at Bell Atlantic, Hallmark Cards, Sprint Corporation and United Telecom. Mr. Clouser is a director of Mesaba Holdings, Inc.; Delta Beverage Group, Inc.; CRP Sports, Inc., the managing general partner of the Minnesota Twins Baseball Club; and Marquette Bancshares, Inc.

  Philip N. Hughes has been a Director of the Company since July 1998. Mr. Hughes is Chairman and CEO of Miller Printing, Inc., a commercial printer, and owner of Rocket Lube, Inc., a chain of quick-service vehicle lubrication operations. From 1982 to 1986, Mr. Hughes was a director of MEI Corporation, and from 1983 to 1986 served as Senior Vice President of MEI Corporation. From May 1986 to December 1986, Mr. Hughes was President, MEI Division, Pepsi-Cola Bottling Group, a division of PepsiCo, Inc. From 1986 to 1993, Mr. Hughes served as a director of MEI Diversified, Inc. In February 1993, MEI Diversified Inc. filed for Chapter 11 bankruptcy protection. A Plan of Reorganization for MEI Diversified, Inc. was confirmed in October 1994, pursuant to which its assets and liabilities were liquidated. Mr. Hughes is also a director of Delta Beverage Group, Inc.

  Robert C. Pohlad has served as Chairman, Chief Executive Officer and a Director of the Company since July 1998. Mr. Pohlad has been a Director and Chief Executive Officer of Delta Beverage Group, Inc. since 1988. Since 1987, Mr. Pohlad has also served as President of Pohlad Companies. Prior to 1987, Mr. Pohlad was Northwest Area Vice President of the Pepsi-Cola Bottling group. Mr. Pohlad is currently a director of Mesaba Holdings, Inc., and Grow Biz International, Inc.

  Diego Suarez, Jr. has been a Director of the Company since July 1998. Mr. Suarez has been Chief Executive Officer of V. Suarez & Co., Inc. since 1995 and in various other positions with V. Suarez & Co., Inc. since 1984. He is also a director of V. Suarez & Co., Inc.; Bank Trust, Puerto Rico; Atlantic Pipe Corporation and Wine & Spirits Wholesalers of America.

  Basil K. Vasiliou has been a Director of the Company since February 1998. He is currently the Chairman of Vasiliou & Co., Inc., a registered broker-dealer. Mr. Vasiliou was the general partner of Smith-Vasiliou Special Situations Fund, L.P., a partnership organized to invest in the financial obligations of troubled corporations, from 1984 to 1994. Mr. Vasiliou has also been a director of Costain Group PLC from November 1997 and was a director of Interco Inc. from 1992 to 1995.

  Michael D. White is a nominee for Director. Mr. White has been Senior Vice President and Chief Financial Officer of PepsiCo, Inc. since March 1998, and previously served as Executive Vice President and CFO of Pepsi-Cola Company beginning in March 1996, Executive Vice President and CFO of PepsiCo Foods International beginning in February 1994 and CFO of Frito-Lay North America beginning in February 1993. He joined Frito-Lay in 1990 as Vice President of Planning.

  John F. Woodhead has been a Director of the Company since July 1998. Mr. Woodhead has provided management consulting services to Dakota Beverage Company, Inc., a PepsiCo franchise bottler which is a wholly owned subsidiary of the Pohlad Companies, since 1971. Mr. Woodhead is also currently owner and President of JFW Inc., a management services company. Since 1992, Mr. Woodhead has also served as Chairman, President and CEO of Park National Bank. Mr. Woodhead is currently a director of Delta Beverage Group, Inc.

  Raymond W. Zehr, Jr. has been a Director of the Company since July 1998. Mr. Zehr has been Vice President of Pohlad Companies since 1987 and in various other capacities with Pohlad Companies since 1971. Mr. Zehr is also Chief Investment Manager of CRP Holdings, LLC and Vice President of CRP Sports, Inc., the managing general Partner of the Minnesota Twins Baseball Club. Mr. Zehr is currently a director of Mesaba Holdings, Inc.

Recommendation of the Board of Directors

  The Board of Directors recommends a vote "FOR" the election of each of the nominees.

Meetings and Committees

  The Board of Directors met or took action by unanimous written consent on eight occasions during the fiscal year ended September 30, 1998. Robert C. Pohlad serves as Chairman of the Board of Directors of the Company. There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Executive Committee. The members of the Audit Committee are Raymond W. Zehr, Jr., Philip N. Hughes and Basil K. Vasiliou, none of whom are officers or employees of the Company. The members of the Compensation Committee are Christopher E. Clouser, Robert C. Pohlad, Diego Suarez, Jr. and John F. Woodhead. The members of the Executive Committee are Christopher E. Clouser and Robert C. Pohlad.

  The Audit Committee annually recommends to the Board of Directors independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews related party transactions. The Audit Committee met three times during the fiscal year ended September 30, 1998. The Compensation Committee assists in the management and administration of the Company's stock option plans and may make recommendations to the Board of Directors as to action to be taken under such plans. The Compensation Committee also assists in making decisions concerning salaries for employees and consultants of the Company. The Compensation Committee met two times during the fiscal year ended September 30, 1998. The Executive Committee assists in making decisions relating to the management of the Company and takes action on matters that arise between Board meetings. The Executive Committee did not meet during the fiscal year ended September 30, 1998.

  During the Company's last fiscal year, each of the incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such director was a member during the period he was a member of the Board of Directors and such committees, with the exception of Christopher E. Clouser and Philip N. Hughes, who did not attend the Board of Directors meeting held during the period Mr. Clouser and Mr. Hughes served as directors.

  Directors of the Company receive the following compensation for serving as a director on the Board of Directors of the Company, with the exception of Robert C. Pohlad who receives no compensation for serving as a director:
$1,500 per board meeting attended, $1,000 per committee meeting attended and options to purchase 1,000 shares of Class B Common Stock per year. All directors are reimbursed for travel expenses incurred in attending meetings of the Company.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

  Under Section 16(a) of the Exchange Act, the Company's executive officers and any persons holding 10% or more of the Company's Common Stock are required to report their ownership of Common Stock and changes in that ownership to the SEC and to furnish the Company with copies of such reports. The Company is required to disclose in this Proxy Statement any failure to file on a timely basis by such persons. During the fiscal year ended September 30, 1998, all reports required to be filed by the Company's directors, executive officers and 10% shareholders were timely filed with the SEC.

                            EXECUTIVE COMPENSATION

  The following table discloses the annual and long-term compensation received in each of the last three fiscal years by (i) all persons serving in the capacity of Chief Executive Officer of the Company during the last fiscal year, (ii) the Company's executive officers serving at the end of the last fiscal year whose salary and incentive compensation exceeded $100,000 in the last fiscal year, and (iii) any executive officer of the Company who resigned during the last fiscal year whose salary and incentive compensation exceeded $100,000 in the last fiscal year.

                          Summary Compensation Table

                                Annual Compensation
                              ------------------------
Name and Principal                                     Other Annual      All Other
Position                 Year   Salary         Bonus   Compensation   Compensation(1)
------------------       ---- ----------     --------- ------------   --------------
Robert C. Pohlad(2)..... 1998 $        0     $       0   $      0         $    0
 Chairman and Chief
  Executive Officer
A. David Velez(3)....... 1998 $  137,596     $       0   $ 55,993(4)      $    0
 Vice President          1997     76,558             0     56,000(5)           0
Rafael Nin(6)........... 1998 $  163,975     $       0   $171,473(7)      $    0
                         1997    291,500             0    100,000(8)           0
                         1996     92,304             0          0              0
David L. Virginia(9).... 1998 $   76,500     $       0   $ 95,397(10)     $    0
                         1997     95,146             0     97,000(11)          0
                         1996     12,096(12)         0     11,695(13)          0
Reinaldo Rodriguez
 (14)................... 1998 $  120,000     $       0   $125,669(15)     $    0
                         1997     81,092        25,000    122,200(16)      1,370
                         1996          0             0     19,863(13)          0

--------
 (1) Amounts in this column represent contributions under the Company's
     Section 165(e) Plan (equivalent to a Section 401(k) plan).
 (2) Mr. Pohlad became Chairman and Chief Executive Officer of the Company in July 1998. Mr. Pohlad receives no compensation from the Company but is compensated through Pohlad Companies. The Company receives executive management services from Pohlad Companies pursuant to a Management Agreement. See "Certain Relationships and Related Transactions."
 (3) Mr. Velez became Vice President in March 1997.
 (4) Of this amount, $3,493 represents travel and entertainment expenses, $12,000 represents a car allowance, $18,000 represents a moving allowance and $22,500 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.
 (5) Of this amount, $6,000 represents a car allowance and $50,000 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.
 (6) Mr. Nin served as President and Chief Executive Officer of the Company from June 1996 until his resignation in July 1998.
 (7) Of this amount, $71,473 represents travel and entertainment expenses and $100,000 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsididary of the Company.
 (8) Represents compensation received in the form of dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.
 (9) Mr. Virginia served as Vice President and Chief Financial Officer of the Company from September 1996 until his resignation in July 1998. Mr. Virginia was hired as a consultant to the Company in July 1996.

(10) Of this amount, $6,897 represents travel and entertainment expenses, $12,000 represents a car allowance and $76,500 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.
(11) Of this amount, $12,000 represents a car allowance and $85,000 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.
(12) Represents compensation from July to September 1996.
(13) Represents consulting fees.
(14) Mr. Rodriguez served as Vice President--Human Resources and Government Affairs of the Company from October 1996 until his resignation in July 1998. Mr. Rodriguez was hired as a consultant to the Company in August 1996.
(15) Of this amount, $1,169 represents travel and entertainment expenses, $12,000 represents a car allowance and $112,500 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.
(16) Of this amount, $12,000 represents a car allowance, $30,000 represents a consulting fee, $5,200 represents a housing allowance and $75,000 represents dividends on management stock paid by Beverage Plastics Company, a wholly owned subsidiary of the Company.

              Option Grants for the Year Ended September 30, 1998

                                                                           Potential
                                                                       Realizable Value
                                                                              at
                                                                            Assumed
                                     Percent of                          Annual Rates
                         Number of  Total Options                       of Stock Price
                         Securities  Granted to   Exercise             Appreciation for
                         Underlying   Employees    or Base              Option Term(1)
                          Options     in Fiscal     Price   Expiration -----------------
     Name                 Granted       Year      Per Share    Date       5%      10%
     ----                ---------- ------------- --------- ---------- -------- --------
A. David Velez..........   40,000       36.3%       $6.25     3/3/08   $157,224 $398,436
David L. Virginia.......   20,000       18.2         6.25    7/17/99     78,612  199,218
Reinaldo Rodriguez......   10,000        9.0         6.25    7/17/99     39,306   99,609

--------
(1) These amounts are based on the assumed rates of appreciation as suggested by the rules of the Securities and Exchange Commission and do not represent a prediction by the Company of future stock prices. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                     Number of
                                                    Securities       Value of
                                                    Underlying      Unexercised
                           Shares                   Unexercised    In-The-Money
                          Acquired     Value        Options At      Options At
        Name             On Exercise  Realized    Fiscal Year-End Fiscal Year End
        ----             -----------  --------    --------------- ---------------
A. David Velez..........      None        None          40,000            None
Rafael Nin..............   190,000(1) $380,000(2)         None            None
Rafael Nin..............      None        None       1,516,667(3)   $1,516,667(4)
David L. Virginia.......      None        None          20,000            None
Reinaldo Rodriguez......      None        None          10,000            None

--------
(1) On September 3, 1998, Rafael Nin exercised options to purchase (a) 190,000 Class B Shares, at an exercise price of $5.00 per share, pursuant to the Company's Qualified Stock Option Plan.

(2) This value represents the difference between the market value of 190,000 Class B Shares and the exercise price of the option on September 3, 1998. On September 3, 1998, the market value of 190,000 Class B Shares was $1,330,000, which is the product of 190,000 Class B Shares and $7.00, the last reported sale price of Class B Shares on the NYSE on September 3, 1998. The exercise price of the option was $950,000, which is the product of 190,000 Class B Shares and the exercise price of $5.00 per Share.

(3) On October 15, 1996, the Company granted Rafael Nin an option to purchase 1,516,667 Class B Shares at an exercise price of $5.00 per share. This option may be exercised in whole or in part and is unlimited in duration until exercised in full.
(4) This value represents the difference between the market value of the 1,516,667 Class B Shares and the exercise price of the option on September 30, 1998. On September 30, 1998, the market value of 1,516,667 Class B Shares was $9,100,002, which is the product of 1,516,667 Class B Shares and $6.00, the last reported sale price of Class B Shares on the NYSE on September 30, 1998. The exercise price of the option is $7,583,335, which is the product of 1,516,667 Class B Shares and the exercise price of $5.00 per share.

Employment Agreement

  On June 11, 1996, the Company entered into an employment agreement with Rafael Nin providing for an annual base salary of $300,000, subject to yearly review, as well as a year-end bonus of 50% of the annual salary, predicated on the satisfactory completion of established and agreed-upon objectives. The Company also agreed to give Mr. Nin a management stock dividend from Beverage Plastics Company, a wholly owned subsidiary of the Company, of $100,000 annually, payable in four quarterly installments of $25,000. Under the employment agreement, Mr. Nin was also entitled to receive other benefits including an automobile with all operating expenses paid, and health and life insurance. During the fiscal year ended September 30, 1998, Mr. Nin did not receive any bonus, and his compensation reflected a voluntary salary reduction as of April 1, 1997. Mr. Nin's employment agreement was terminated in July 1998 in connection with the change in control of the Company.

Employee Benefit Plans

  Salaried Employees' Retirement Plan. The formula used to determine retirement benefits under the Company's salaried employees' retirement plan (the "Retirement Plan") considers the participant's (i) Highest Average Monthly Compensation, (ii) years of service and (iii) normal or early retirement. Highest Average Monthly Compensation is 1 2/3% of the total compensation (including wages, salary, commissions and bonuses but excluding contributions to pension or welfare plans) paid during the employee's five consecutive most highly compensated calendar years, up to a maximum of $160,000. The Company froze the Retirement Plan as of May 1, 1997, and no accruals have been, or will be, made after that date. The Highest Average Monthly Compensation will be based on compensation received prior to the freeze.

  In general, the monthly benefit payable at normal retirement age (age 65) is equal to (i) the sum of (a) 3% of the participant's Highest Average Monthly Compensation multiplied by the participant's years of service (and fractions thereof) up to 10 years, plus (b) 1% of such participant's Highest Average Monthly Compensation multiplied by the participant's years of service (and fractions thereof) in excess of 10 years and (ii) reduced by 1 2/3% of the participant's Primary Social Security Benefit (as defined in the plan) multiplied by the participant's years of service, up to 30 years. The normal form of benefit for a married participant is a qualified joint and survivor annuity and for an unmarried participant is a single life annuity.

  The table below sets forth the estimated annual retirement benefits (contributory and non-contributory) payable on a straight line annuity basis to all eligible salaried employees, including employees who are officers, who meet the credited service requirement for retirement at age 65. Normal retirement benefits are not subject to deduction for Social Security benefits or other offset amounts.

                                    Credit Years of Service
Average Yearly      ---------------------------------------------------------------------------
 Compensation         15              20              25              30              35
--------------      -------         -------         -------         -------         -------
   $125,000         $40,080         $45,107         $50,134         $55,162         $61,412
    150,000          48,830          55,107          61,384          67,662          75,162
    175,000          52,330          59,107          65,884          72,662          80,662
    200,000          52,330          59,107          65,884          72,662          80,662
    225,000          52,330          59,107          65,884          72,662          80,662
    250,000          52,330          59,107          65,884          72,662          80,662
    300,000          52,330          59,107          65,884          72,662          80,662
    400,000          52,330          59,107          65,884          72,662          80,662
    450,000          52,330          59,107          65,884          72,662          80,662
    500,000          52,330          59,107          65,884          72,662          80,662

  As of December 31, 1997, David L. Virginia had accrued an estimated annual benefit of $1,417 per month for an estimated 12 credited years of service, payable upon his retirement date, and Reinaldo Rodriguez had accrued an estimated annual benefit of $2,148 per month for an estimated 12 credited years of service, payable upon his retirement date. Messrs. Virginia and Rodriguez are no longer employed by the Company. None of the Company's current executive officers participate in the Retirement Plan.

  Stock Option Plans. The Company has established two Stock Option Plans (collectively, the "Stock Option Plans") for the granting of stock options to purchase Class B Shares ("Options") to certain employees and directors of the Company and its affiliates ("Key Employees"). One Stock Option Plan (the "Qualified Stock Option Plan") permits the grant of incentive stock options ("ISOs") under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The other Stock Option Plan does not permit the grant of ISOs (the "Non-Qualified Stock Option Plan"). The purposes of the Stock Option Plans are to attract and retain individuals of experience and ability, as well as to motivate such persons to exert their best efforts on behalf of the Company.

  Key Employees of the Company and its subsidiaries and affiliates are eligible to participate under the Stock Option Plans, as deemed appropriate by the Company's Board of Directors. The Stock Option Plans are administered by the Board of Directors. The Board of Directors has appointed a committee (the "Compensation Committee") to assist in the management and administration of the Stock Option Plans. The Compensation Committee may recommend to the Board of Directors any action to be taken under the Stock Option Plans.

  Each of the Stock Option Plans is authorized to issue up to 500,000 Class B Shares in connection with Options, subject to adjustment in the case of any change in the outstanding Class B Shares by reason of any stock split, stock dividend, recapitalization or exchange of such shares. No Option is transferable except by will or the laws of descent and distribution, and each Option is exercisable during the Option holder's lifetime only by the Option holder.

  The Options granted pursuant to the Company's Qualified Stock Option Plan will have exercise prices equal to the fair market value of the Class B Shares at the date of grant. The "fair market value" of the Class B Shares is the mean of the sales price for the Class B Shares on the New York Stock Exchange at the close of business on the date of grant of the relevant Option (or, if the Class B Shares are not publicly traded on such date, a value determined by an independent appraiser selected by the Compensation Committee). Pursuant to the Non-Qualified Stock Option Plan, under certain circumstances the Company may grant Options at an exercise price below fair market value. An Option holder is able to exercise Options from time to time as specified in the grantee's individual Option agreement. Options must be exercised during the grantee's employment with the Company, except that (i) upon an Option holder's death, total disability or retirement, all vested Options immediately become exercisable and may be exercised until the expiration of such Options and (ii) upon voluntary resignation or termination of an Option holder's employment without cause, vested Options are exercisable for a period of thirty days following the date of resignation or termination, or such longer period as may be approved by the Board of Directors. Upon the occurrence of an event specified in (i) and (ii) above, all unvested Options held by an Option holder will automatically expire and terminate. Subject to the foregoing, the Board of Directors will have the sole discretion to determine the timing, amount, vesting and exercise periods of any Options granted pursuant to the Stock Option Plans and the manner in which such options are exercised.

Compensation Committee Report on Executive Compensation

Introduction

  The current members of the Compensation Committee were appointed by the Board of Directors on August 5, 1998, and consist of three independent, non-employee directors and the Company's Chief Executive Officer. The composition of the Compensation Committee changed entirely during fiscal 1998; consequently the current members did not participate in compensation decisions made by the Company's prior management. The present Compensation Committee did not meet during fiscal 1998, but has held one meeting and anticipates additional meetings during the current fiscal year.

  The Company receives certain executive management services through a Management Agreement with Pohlad Companies. Robert C. Pohlad, the Company's Chief Executive Officer, does not receive any compensation directly from the Company. The Compensation Committee determines compensation policies and levels only for the executive officers employed directly by the Company, but not for Mr. Pohlad.

  The Board of Directors has authorized the Compensation Committee to determine the annual salary and bonus for the executive officers employed by the Company, to grant stock options to officers and key employees and to review and approve general compensation policies and employee benefit plans for the Company. The full Board of Directors reviews and approves the Compensation Committee's recommendations.

Compensation Philosophy

  The objectives of the Company's executive compensation policies are to:

  . Attract and retain key executives important to the long-term success of the Company;

  . Provide incentives for performance with respect to the Company's profit and long-term goals;

  . Align the executive's interests with those of the Company's shareholders through participation in stock-based plans; and

  . Reward individuals for outstanding contributions to the Company's success.

  The principal components of the Company's executive compensation consist of base salary, bonus payments and stock options.

Base Salary and Bonuses

  The Compensation Committee intends to review the base salaries of the executive officers employed by the Company to determine whether the salaries should be adjusted, based principally on the executive's performance, responsibilities and experience. Other factors which the Compensation Committee expects to consider include industry standards and competitive market factors.

  The Compensation Committee believes that a significant portion of the overall compensation paid to executives should consist of annual bonuses that are linked to performance objectives. Individual job performance and the financial performance of the Company are both relevant to determining bonuses, although the Compensation Committee does not expect to apply any predetermined formula or weighting to any specific factors.

Stock Options

  The Company's stock option plans are intended to enhance the Company's ability to attract and retain key employees and to reward them for stock price appreciation. By receiving stock options that become exercisable over a period of years, option holders have an incentive to remain with the Company and to strengthen its performance.

Chief Executive Officer Compensation

  As noted above, the Company's Chief Executive Officer does not receive compensation from the Company and neither the Board of Directors nor the Compensation Committee determine his compensation.

                                          Respectfully submitted,

                                          THE COMPENSATION COMMITTEE
                                          Christopher E. Clouser
                                          Robert C. Pohlad
                                          Diego Suarez, Jr.
                                          John F. Woodhead

Price Performance Graph

  The following graph compares the total cumulative return on the Company's Class B Common Stock with the S&P Beverage Index and the S&P 500 Index. The total cumulative return for each period is based on the investment of $100 on September 20, 1995, assuming compounded daily returns and the reinvestment of all dividends. The Company's Class B Common Stock began trading on the NYSE on September 20, 1995.


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                            Company Class B         S&P 500       S&P Beverage
                             Common Stock            Index            Index
                            ---------------         -------       ------------
September 20, 1995             $100.00              $100.00         $100.00

September 30, 1995               92.86               100.00          100.00

September 30, 1996               34.55               120.34          137.54

September 30, 1997               50.46               169.01          174.79

September 30, 1998               43.64               184.30          158.97

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  P-PR Transfer, LLP, which acquired a controlling interest in the Company's Common Stock in July 1998, is a Delaware limited liability partnership whose general partners are Pohlad Companies and Beverage, Foods & Service Industries, Inc., a wholly owned subsidiary of PepsiCo, Inc. ("PepsiCo"). The Company is a party to various contractual relationships with PepsiCo, Pohlad Companies and certain of their affiliates, as described below.

Franchise Arrangements

  The Company has entered into a master franchise commitment letter (the "Franchise Commitment Letter") with PepsiCo with respect to the sale of PepsiCo soft drink products in Puerto Rico. The Company has also entered into exclusive bottling appointment agreements (each an "Exclusive Bottling Appointment" and collectively, with the Franchise Commitment Letter, the "Franchise Arrangements") for the relevant trademarks of Pepsi-Cola, Diet Pepsi-Cola, Pepsi-Cola Free, Diet Pepsi-Cola Free, Lemon-Lime Slice, Diet Lemon-Lime Slice, Mandarin Orange Slice, Diet Mandarin Orange Slice, Grape Slice, Teem, Diet Teem, Wonder Kola and Mountain Dew. The Franchise Commitment Letter runs concurrently with the Exclusive Bottling Appointments and will terminate in the event of the termination or expiration of the Exclusive Bottling Appointments. All of the Franchise Arrangements have the provisions described below and were renegotiated with the change in ownership control effective July 17, 1998.

  The Franchise Arrangements require the Company to purchase its entire requirements of concentrates and syrups for all of the PepsiCo soft drink products from certain affiliates of PepsiCo. Pursuant to the Franchise Commitment Agreement between the company and PepsiCo, PepsiCo charges the Company the actual price of a unit of concentrate that is paid by bottlers for the same or similar concentrate in the continental United States on an equivalent yield basis based upon the then current domestic list price for each of the respective PepsiCo products.

  The Exclusive Bottling Appointments have ten-year terms expiring on July 17, 2008. Thereafter, each agreement is automatically renewed for additional five-year terms unless either party gives written notice of its intention not to renew the agreement at least 12 months prior to the date of expiration of the term. PepsiCo may terminate the Franchise Arrangements if the Company fails to comply in any material respect with the terms and conditions of the Franchise Arrangements, subject to a right to cure in certain instances. In addition, PepsiCo may terminate the Franchise Arrangements if there is a change of effective control of the Company without PepsiCo's prior written consent

Management Agreement

  The Company entered into a Management Agreement with Pohlad Companies effective July 20, 1998 (the "Management Agreement") which provides for Pohlad Companies to perform executive management functions for the Company. In return for such services, the Company must pay Pohlad Companies an annual fee of $250,000, which will escalate each year with increases in the Company's gross revenue. Management fees of approximately $50,000 were incurred in fiscal year 1998 under the Management Agreement. Either party may terminate the Management Agreement after ten years. Robert C. Pohlad, the Company's Chairman and Chief Executive Officer, is a director, President and Chief Executive Officer of Pohlad Companies.

Accounting Services Agreement

  The Company entered into an Accounting Services Agreement with Delta Beverage Group, Inc. ("Delta Beverage") effective July 20, 1998 (the "Accounting Services Agreement") which provides for Delta Beverage to perform accounting and management information systems services for the Company. The Company must pay Delta Beverage an annual fee for such services in an amount equal to the aggregate costs and expenses incurred by Delta Beverage and allocated by Delta Beverage based on case volume of the Company. Accounting services fees of approximately $76,000 were incurred in fiscal year 1998 under the Accounting Services Agreement. Either party may terminate the Accounting Services Agreement after ten years. Robert C. Pohlad, the Company's Chairman and Chief Executive Officer, is a director and Chief Executive Officer of Delta Beverage. Pohlad Companies holds an equity interest in Delta Beverage.

               PROPOSAL NO. 2 -- INDEPENDENT PUBLIC ACCOUNTANTS

  The accounting firm of Arthur Andersen LLP has been selected as the independent public accountants for the Company for the fiscal year ending December 31, 1999. Although the selection of accountants does not require shareholder ratification, the Board of Directors has directed that the appointment of Arthur Andersen LLP be submitted to shareholders for ratification due to the significance of their appointment by the Company. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of that firm, which served as the Company's independent public accountants for the fiscal year ended September 30, 1998, is expected to be present at the Annual Meeting and, if he or she so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

  The Board of Directors Recommends a Vote "FOR" Adoption of Proposal No. 2.

  On August 24, 1998, the Company engaged Arthur Andersen LLP as its principal independent accountants to audit its financial statements. On the same date, the Company informed KPMG Peat Marwick LLP ("KPMG") that KPMG would no longer serve as the Company's independent auditor. The replacement of KPMG by Arthur Andersen LLP was approved by the Company's Board of Directors on August 5, 1998.

  KPMG's reports on the Company's financial statements for the fiscal years ending September 30, 1996 and 1997 have not contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements, during or subsequent to the Company's fiscal years ending September 30, 1996 and 1997 to August 24, 1998, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report.

                            SOLICITATION STATEMENT

  All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company by telephone, telegraph or personal contact, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares of Common Stock in the names of their nominees for their reasonable expenses in sending solicitation materials to their principals.

                             STOCKHOLDER PROPOSALS

  In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than January 15, 2000.

                                 OTHER MATTERS

  The Company is not aware of any business other than the proposals described above to be presented for action by the shareholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

                                 ANNUAL REPORT

  All shareholders of record as of January 14, 1999 are receiving with this proxy statement a copy of the Company's Annual Report for the fiscal year ended September 30, 1998, which includes the Company's Annual Report on Form 10-K. The Form 10-K contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1998.

                    PEPSI-COLA PUERTO RICO BOTTLING COMPANY
   Carretera 865 Km. 0.4, Bo. Candelaria Arenas, Toa Baja, Puerto Rico 00949

                                     PROXY

         This proxy is solicited on behalf of the Board of Directors of
                    Pepsi-Cola Puerto Rico Bottling Company

     The undersigned hereby appoints Robert C. Pohlad and John F. Bierbaum as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote all of the shares of Common Stock of Pepsi-Cola Puerto Rico Bottling Company entitled to be voted by the undersigned as of January 14, 1999 as directed below and, in their discretion, on all other matters which may properly come before the Annual Meeting of Shareholders (the "Meeting") to be held at the Marriott Biscayne Bay, 1633 N. Bayshore Dr., Miami, Florida, on Wednesday, February 17, 1999, at 1:00 p.m. and at any adjournment thereof as if the undersigned were present and voting at the Meeting.

     Whether or not you expect to attend the Meeting, you are urged to execute and return this proxy, which you may revoke at any time prior to its use.

     IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL ITEMS.

(Continued and to be dated and signed on the reverse side.)

                                        PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                                        P.O. BOX 11132
                                        NEW YORK, N.Y.  10203-0132

1. Election of the following   FOR all nominees [ ]   WITHHOLD AUTHORITY [ ]     *EXCEPTIONS [ ]
   nominees:                   listed below           to vote for all nominees
                                                      listed below.

Nominees: Christopher E. Clouser, Philip N. Hughes, Robert C. Pohlad, Diego Suarez, Jr., Basil K. Vasiliou, Michael D. White, John F. Woodhead, Raymond W. Zehr, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

* Exceptions __________________________________________________________________

2. Ratification of appointment of Arthur Andersen LLP as independent public accountants for the year ending December 31, 1999.

   FOR [ ]       AGAINST [ ]       ABSTAIN [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                        Change of Address and                [ ]
                                        or Comments Mark Here

                    Please date and sign this Proxy exactly as your name appears to the left on this Proxy and return it promptly in the postage-paid return envelope. When shares are held by joint tenants, both should sign. If a corporation, please sign the full corporate name by any authorized officer. If a partnership, please sign the partnership name by an authorized person.

                    Dated: _______________________________________________, 1999

                    ____________________________________________________________
                                             Signature

                    ____________________________________________________________
                                             Signature


PLEASE MARK, SIGN AND DATE THIS PROXY                  Votes must be indicated
 PROMPTLY AND MAIL IT IN THE ENCLOSED                  [X] in black or Blue ink.
  ENVELOPE.  TO BE VALID, THIS PROXY
      MUST BE SIGNED AND DATED.